UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 5, 2022, RLI Corp. (“Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following four proposals and cast their votes as described below.

1. The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Withheld	Broker Non-Votes
Election of Directors:	—	—
Kaj Ahlmann	36,564,211	1,582,465	2,546,125
Michael E. Angelina	38,031,208	115,468	2,546,125
John T. Baily	35,422,927	2,723,749	2,546,125
Calvin G. Butler, Jr.	36,915,580	1,231,096	2,546,125
David B. Duclos	37,805,117	341,559	2,546,125
Susan S. Fleming	37,039,610	1,107,066	2,546,125
Jordan W. Graham	37,238,909	907,767	2,546,125
Craig W. Kliethermes	37,504,679	641,997	2,546,125
Jonathan E. Michael	37,228,192	918,484	2,546,125
Robert P. Restrepo, Jr.	37,742,710	403,966	2,546,125
Debbie S. Roberts	37,528,652	618,024	2,546,125
Michael J. Stone	37,843,920	302,756	2,546,125

2. The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
36,661,126	1,421,950	63,600	2,546,125

3. The proposal on the frequency of future advisory votes on executive compensation, as described in the proxy materials, received the following votes:

One Year	Two Years	Three Years	Abstentions
36,943,103	27,817	1,065,674	110,082

4. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
40,637,084	21,533	34,184	—

Say-When-On-Pay Frequency Determination

(d) As described above, the Say-When-On-Pay frequency of one year received the highest number of votes at the Annual Meeting. Based on these advisory vote results, the Board has determined that the Company will hold a stockholder advisory vote on executive compensation every (1) year until the next required vote on the frequency of future executive compensation votes. As a result, the Company expects that the next advisory vote on the compensation of the Company’s named executive officers will be submitted to stockholders at the Company’s Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: May 6, 2022	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Chief Legal Officer & Corporate Secretary